Exhibit 99.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant

to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Financial Officer of SAVVIS Communications Corporation (the “Company”), hereby certifies that, to his knowledge on the date hereof:

(a)	the Annual Report on Form 10-K for the year ended December 31, 2002, filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID J. FREAR
David J. Frear
Chief Financial Officer
February 28, 2003